UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2005

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Colorow Drive

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Contract.

On February 2, 2005 , Cinacalcet Royalty Sub LLC (“Royalty Sub”), a wholly-owned subsidiary of NPS Pharmaceuticals, Inc. (the “Company”), entered into a Supplemental Indenture, dated as of February 2, 2005, with U.S. Bank National Association (the “Trustee”), providing for certain technical amendments to the Indenture, dated as of December 22, 2004 (the “Indenture”) by and between Royalty Sub and the Trustee, to correct certain ambiguities and defective provisions in the Indenture.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Composite Indenture, dated as of December 22, 2004, by and between Cinacalcet Royalty Sub LLC and U.S. Bank National Association, incorporating the amendments provided for in the Supplemental Indenture, dated as of February 2, 2005 between the same parties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005	NPS PHARMACEUTICALS, INC.

	By:	/s/ Kevin J. Ontiveros
Kevin J. Ontiveros
Acting General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Composite Indenture, dated as of December 22, 2004, by and between Cinacalcet Royalty Sub LLC and U.S. Bank National Association, incorporating the amendments provided for in the Supplemental Indenture, dated as of February 2, 2005 between the same parties.

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